                                                                 EXHIBIT m(6)(b)


                                AMENDMENT NO. [1]
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective ___________, 2003, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

        The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                                                  MINIMUM
                                                                   ASSET
        AIM ADVISOR FUNDS                                          BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM International Core Equity Fund                         0.25%          0.25%           0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM EQUITY FUNDS                                           BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Aggressive Growth Fund                                 0.25%          0.25%           0.50%
        AIM Blue Chip Fund                                         0.25%          0.25%           0.50%
        AIM Capital Development Fund                               0.25%          0.25%           0.50%
        AIM Charter Fund                                           0.25%          0.25%           0.50%
        AIM Constellation Fund                                     0.25%          0.25%           0.50%
        AIM Large Cap Basic Value Fund                             0.25%          0.25%           0.50%
        AIM Large Cap Growth Fund                                  0.25%          0.25%           0.50%
        AIM Mid Cap Growth Fund                                    0.25%          0.25%           0.50%
        AIM Weingarten Fund                                        0.25%          0.25%           0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM FUNDS GROUP                                            BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Balanced Fund                                          0.25%          0.25%            0.50%
        AIM Premier Equity Fund                                    0.25%          0.25%            0.50%
        AIM Small Cap Equity Fund                                  0.25%          0.25%            0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM GROWTH SERIES                                          BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Basic Value Fund                                       0.25%          0.25%           0.50%
        AIM Mid Cap Core Equity Fund                               0.25%          0.25%           0.50%
        AIM Small Cap Growth Fund                                  0.25%          0.25%           0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM INTERNATIONAL MUTUAL FUNDS                             BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM European Growth Fund                                   0.25%          0.25%            0.50%
        AIM International Growth Fund                              0.25%          0.25%            0.50%
        INVESCO International Core Equity Fund                     0.25%          0.25%            0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM INTERNATIONAL FUNDS, INC.                              BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM European Growth Fund                                   0.25%          0.25%            0.50%
        AIM International Growth Fund                              0.25%          0.25%            0.50%
        INVESCO International Core Equity Fund                     0.25%          0.25%            0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM INVESTMENT FUNDS                                       BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Trimark Endeavor Fund                                  0.25%          0.25%            0.50%
        AIM Trimark Fund                                           0.25%          0.25%            0.50%
        AIM Trimark Small Companies Fund                           0.25%          0.25%            0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM INVESTMENT SECURITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Income Fund                                            0.25%          0.25%            0.50%
        AIM Intermediate Government Fund                           0.25%          0.25%            0.50%
        AIM International Core Equity Fund                         0.25%          0.25%            0.50%
        AIM Money Market Fund                                      0.25%          0.25%           0.50%


----------
* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof).


All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:                       , 2003
        ---------------------



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